UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07143

T. Rowe Price Equity Series, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Item 1: Report to Shareholders

New America Growth Portfolio	June 30, 2010

Highlights

• After a strong start to the year, the stock market rally faltered in the second quarter and ended the first half of 2010 with losses.

• The New America Growth Portfolio struggled in the six-month reporting period and trailed its benchmarks due to stock selection in our largest sectors.

• The portfolio remains focused on the fastest-growing sectors of the market, although bottom-up stock selection remains the primary determinant of our holdings and the size of the positions.

• We remain optimistic that the economy and stock markets will show gradual improvement over the coming months and believe that our commitment to fundamental research will continue to serve our clients well over the long term.

The views and opinions in this report were current as of June 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price New America Growth Portfolio

Dear Investor

Equities fell across the board during the first six months of 2010 as the global economic recovery began to lose steam. While some retrenchment in stock prices could be expected given the robust rebound, there are clearly other serious concerns for investors. The remarkable rally that started in March 2009 was disrupted in the second quarter by the European debt crisis, concern about the Chinese government throttling back its economic growth, questions about the sustainability of the U.S. economic recovery, and fallout from the Gulf of Mexico oil spill.

Portfolio Performance

The New America Growth Portfolio trailed the results for the S&P 500 Index and the Lipper Variable Annuity Underlying Multi-Cap Growth Funds Average in the six-month period ended June 30, 2010, as shown in the Performance Comparison table. Our comparison with the S&P 500 was hurt by stock selection, especially in the information technology sector, which is the portfolio’s largest overweight versus the benchmark.

The New America Growth Portfolio has generated solid results versus its Lipper peer group of variable annuity underlying multi-cap growth funds over the long term. Lipper ranked the fund in the top 20% of its category for the 10-year period ended June 30, 2010. (Based on cumulative total return, Lipper ranked the New America Growth Portfolio 93 out of 113, 23 out of 92, 43 out of 79, and 8 out of 39 funds in its variable annuity underlying multi-cap growth funds universe for the 1-, 3-, 5-, and 10-year periods ended June 30, 2010, respectively. (Past performance cannot guarantee future results.)

Market Environment

Equities got off to a good start in 2010, with the S&P 500 rising almost 10% year-to-date at one point in April. However, the rally was short-lived, and the market sold off roughly 15% from the April highs and finished the six-month period with negative returns.

One of the issues that led to the sell-off was concern about a potential sovereign debt crisis in parts of the European Union. This also led to a sharp decline in the value of the European currency, which could lead to slower growth for many U.S.-based companies. April’s disastrous oil spill in the Gulf of Mexico had several negative effects on the market, including driving a sell-off in many energy stocks and, perhaps to a lesser extent, curtailing consumer spending through worsening sentiment. Finally, I think the U.S. government’s rising involvement in the private sector—namely, in the health care, financial services, and the energy sectors—has had a negative impact on valuations. Those areas make up a significant percentage of the stock market’s capitalization.

For the six-month period, mid- and small-cap shares held up better than large-caps, and value stocks held up better than growth stocks across all market capitalizations. Within the benchmark S&P 500 Index, sector performance was widely mixed. Energy, materials, and information technology companies fell sharply, posting double-digit losses. In contrast, industrials and business services, consumer discretionary, and consumer staples produced only modest losses.

The market’s appetite for riskier assets faded throughout the second quarter. In particular, the market increasingly shunned “controversial” stocks, which hurt fund holdings such as Adobe Systems and Apollo Group and many names viewed to have significant European exposure such as Dentsply International and Harman International. (Please refer to the portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

Portfolio Review

As discussed in the portfolio’s shareholder letter at the end of 2009, my outlook for the market in 2010 was less bullish than it had been for most of the prior year. I thought that I had positioned your portfolio for the more challenging investment environment, but stock selection was disappointing and led to losses during the period.

The portfolio’s three best contributors over the last six months were Fastenal, Apple, and Illumina, representing the industrials, technology, and health care sectors, respectively. Fastenal and Apple are longtime portfolio holdings. I’ve had a position in Fastenal since 2003, and I made the portfolio’s initial Apple purchase in 2006. Apple benefited from strong sales of the iPhone and market share gains in personal computers, along with the strong launch of its new iPad.

Fastenal is a distributor of industrial supplies throughout the U.S. and is one of the highest-quality and best-managed growth companies in the portfolio. The company benefited from an improving U.S. economy coupled with market share gains and strong execution. I believe that Fastenal will continue to generate strong near-term growth and that it can sustain above-average long-term growth through continued market share gains in the U.S. and international markets. We significantly increased our position in Fastenal in the second half of 2009, and it remains a top portfolio holding.

Rapidly growing Illumina is a leading developer of equipment and consumables serving the genomics market. As the science behind the study of genetic codes is advancing, it is generating strong demand for Illumina’s products, which drove solid financial results and a higher stock price during the period.

The portfolio’s largest performance detractors during the six-month period were Monsanto, Google, and Anadarko Petroleum. Monsanto is struggling to overcome a significant profit decline in its non-core commodity chemicals business, even as it is launching exciting new products in its core business—higher-yielding corn and soybean seed. I view Monsanto as a unique technology provider to the agriculture community, and I believe that the company will deliver above-average growth for years to come. While stock performance has been frustrating, especially because of the poor timing of my purchases last year, I believe in the company’s long-term prospects, and it continues to be a large portfolio holding.

Unlike Monsanto, it’s harder to put my finger on exactly why Google has done so poorly this year. I continue to see a vibrant growth company that dominates in its core search business and has a potentially exciting future growth leg in its Android mobile operating system. I’ve continued to add to the position at what I think are attractive prices, and Google is now the portfolio’s largest position.

Anadarko’s stock fell significantly due to the tragic oil spill in the Gulf of Mexico—it owns a 25% stake in BP’s Macondo well. While Anadarko was not an operator on this project, and it is not yet clear what happened to cause the spill, the stock has declined as investors contemplate potential liability outcomes for the company. Although it is uncertain if Anadarko had much if anything to do with the spill, I believe the company will face some liabilities related to this tragedy due to its financial interest in the oil well. That said, I continue to own the stock in the portfolio because the company has one of the best long-term growth profiles in the energy sector. Its strong balance sheet and one of the best worldwide portfolios of oil and gas assets should help Anadarko withstand its share of potential liabilities.

Outlook

In the day-to-day management of your portfolio, I am constantly challenged to find attractive long-term investment opportunities. They typically exist but are not always easy to find, especially because the markets quickly change from one period to the next. Entering 2009, for example, we thought the greatest opportunity was to be bullish when most others were bearish but that opportunity to take a more aggressive posture disappeared by mid-2009 as the market rallied significantly off its lows.

I think the market is growing increasingly “macro” focused and short-term oriented. In other words, it seems that stock prices are increasingly driven by “big picture” economic factors rather than the company-specific attributes. This is generating opportunities to buy companies with strong fundamentals at attractive prices. For instance, dental companies, such as manufacturer Dentsply and distributor Henry Schein, have seen stock price weakness this year as macro factors, including high unemployment and currency headwinds, stoked fears of a near-term earnings stumble. However, I think it will pay off to be more focused on the longer-term resiliency of both companies’ businesses and the durability of their growth. Stocks like Henry Schein—fundamentally solid companies whose stocks have suffered due to macro factors—are becoming more plentiful, and I view them as the best opportunities to deliver value to shareholders over the long term.

What this means for shareholders is that I’m pinning future returns on bottom-up fundamental analysis and the notion that buying high-quality growth companies at attractive prices is a money-making endeavor. This should sound familiar to longer-term New America Growth shareholders since it is how I’ve consistently managed the portfolio over the past eight years.

In closing, in difficult and uncertain times like these, I often remind myself to keep it simple. Stock prices ultimately are driven by two fundamental factors: earnings and the valuation the market will ascribe to those earnings. While the market remains macro driven for now, which could continue to pose challenges to near-term results, I feel good about the long-term earnings growth potential and the valuations of the names that make up the portfolio. I look forward to updating you on our progress at year-end.

Respectfully submitted,

Joseph M. Milano
Chairman of the portfolio’s Investment Advisory Committee

July 14, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

Risks of Stock Investing

The portfolio’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Glossary

Lipper averages: The average return of all portfolios in a particular category as tracked by Lipper Inc.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

Portfolio Highlights

Performance and Expenses
T. Rowe Price New America Growth Portfolio

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the portfolio over the past 10 fiscal year periods or since inception (for portfolios lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from portfolio returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price New America Growth Portfolio
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price New America Growth Portfolio
June 30, 2010 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2010. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/10	Value 12/31/09
T. Rowe Price Reserve Investment Fund, 0.30%	¤	¤	$ 3	$ 1,283	$ 2,775
Totals			$ 3	$ 1,283	$ 2,775

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$1,283
Dividend income	3
Interest income	–
Investment income	$ 3
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price New America Growth Portfolio
June 30, 2010 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $85,780)	$	88,660
Receivable for investment securities sold		644
Receivable for shares sold		87
Dividends and interest receivable		41
Cash		12
Total assets		89,444
Liabilities		
Payable for investment securities purchased		1,047
Due to affiliates		82
Payable for shares redeemed		20
Total liabilities		1,149
NET ASSETS	**$**	**88,295**
Net Assets Consist of:		
Undistributed net investment income	$	34
Accumulated undistributed net realized loss		(1,718)
Net unrealized gain		2,880
Paid-in capital applicable to 5,019,819 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		87,099
NET ASSETS	**$**	**88,295**
NET ASSET VALUE PER SHARE	**$**	**17.59**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price New America Growth Portfolio
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price New America Growth Portfolio
(Unaudited)
($000s)

6 Months Ended 6/30/10	Year Ended 12/31/09
Increase (Decrease) in Net Assets		
Operations		
Net investment income (loss)	$ 34	$ (23)
Net realized gain (loss)	5,941	(2,382)
Change in net unrealized gain (loss)	(13,675)	30,937
Increase (decrease) in net assets from operations	(7,700)	28,532
Capital share transactions*		
Shares sold	14,830	25,234
Shares redeemed	(10,734)	(17,192)
Increase in net assets from capital share transactions	4,096	8,042
Net Assets		
Increase (decrease) during period	(3,604)	36,574
Beginning of period	91,899	55,325
End of period	**$ 88,295**	**$ 91,899**
Undistributed net investment income	34	–
*Share information		
Shares sold	763	1,617
Shares redeemed	(553)	(1,143)
Increase in shares outstanding	210	474

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price New America Growth Portfolio
June 30, 2010 (Unaudited)

T. Rowe Price Equity Series, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The New America Growth Portfolio (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on March 31, 1994. The fund seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $1,000 for the six months ended June 30, 2010.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2010:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2010. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2010, totaled $0 for the six months ended June 30, 2010.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $43,914,000 and $38,230,000, respectively, for the six months ended June 30, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2009, the fund had $5,636,000 of unused capital loss carryforwards, which expire: $336,000 in fiscal 2016 and $5,300,000 in fiscal 2017.

At June 30, 2010, the cost of investments for federal income tax purposes was $85,780,000. Net unrealized gain aggregated $2,880,000 at period-end, of which $8,927,000 related to appreciated investments and $6,047,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.85% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Contract and other benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds. The Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale in terms of portfolio asset size to produce meaningful profit margin percentages. The Board concluded that the Adviser’s profits from advising T. Rowe Price mutual funds were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. The Board noted that, under the Contract, the fund pays the Adviser a single fee based on the fund’s assets and that the Adviser, in turn, pays all expenses of the fund, with certain exceptions. The Board concluded that, based on the profitability data it reviewed and consistent with this single-fee structure, the Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board reviewed the fund’s single-fee structure and compared it with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for comparable funds and the fund’s total expense ratio was at or below the median for comparable funds. (For these purposes, the Board assumed the fund’s management fee rate was equal to the single fee less the fund’s operating expenses.) The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Series, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2010